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                                                                EXHIBIT 10.3
                             AMENDED AND RESTATED

                  SECURITY AGREEMENT AND LOCKBOX AGREEMENT

      This AMENDED AND RESTATED SECURITY AGREEMENT AND LOCKBOX AGREEMENT (this "Restated Lockbox Agreement") dated as of May 28, 2003, by and among PRESIDENT BROADWATER HOTEL, L.L.C., a Mississippi limited liability company, having its principal place of business at 2110 Beach Boulevard, Biloxi, Mississippi 39531 ("Borrower"), LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation, with an address at 399 Park Avenue, 8th Floor, New York, New York 10022 ("Lender") and TRIMONT REAL ESTATE ADVISORS, INC., a Georgia corporation, with an address at 2300 Marquis Two Tower, 285 Peachtree Center Avenue, Atlanta, Georgia 30303 ATTN: Mr. Greg Winchester ("Servicer").

                            STATEMENT OF BACKGROUND

     A. On or about July 22, 1997, LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation ("Lender"), made a loan to PRESIDENT BROADWATER HOTEL, L.L.C., a Mississippi limited liability company ("Borrower"), in the original principal amount of $30,000,000.00 (the "Existing Loan") for the purpose of financing the acquisition of a beach hotel, golf course, and marina complex known as Broadwater Beach Resort located in Biloxi, Harrison County, Mississippi (the "Property"). The Existing Loan is evidenced by that certain Promissory Note, dated as of July 22, 1997, executed by Borrower payable to the order of Lender in the original principal amount of $30,000,000.00 (the "Existing Note"). The Existing Loan is secured by, among other things: (i) that certain Deed of Trust, Security Agreement, and Fixture Filing, dated as of July 22, 1997, executed by Borrower in favor of Steven M. Hendrix, Esq., as Trustee, for the benefit of Lender, and recorded on July 24, 1997, as Document No. 97-3567 in the Office of the Chancery Clerk, Second Judicial District, Harrison County, Mississippi, encumbering, inter alia, the Property (the "Existing Deed of Trust"); (ii) that certain Assignment of Leases and Rents, dated as of July 22, 1997, executed and delivered by Borrower, as assignor, in favor of Lender, as assignee, and recorded on July 24, 1997, as Document No. 97-3568 in the aforesaid records (the "Existing Lease Assignment"); and (iii) that certain Security Agreement and Assignment of Contractual Agreements Affecting Real Estate, dated as July 22, 1997, executed by Borrower, as assignor, and Lender, as assignee (the "Existing Security Agreement"). As additional security for the Loan, (i) Borrower executed that certain Security Agreement and Lockbox Agreement, dated as of July 22, 1997 (the "Existing Lockbox Agreement"); and (ii) President Casinos, Inc., a Delaware corporation ("PCI") and The President Riverboat Casino-Mississippi, Inc., a Mississippi corporation ("PRCM"; PCI and PRCM are referred to herein collectively as the "Indemnitors"), executed and delivered (i) that certain Indemnity and Guaranty Agreement, dated as of July 22, 1997, in favor of Lender (the "Guaranty Agreement"), and (ii) together with Borrower, that certain Indemnity Agreement, dated as of July 22, 1997, in favor of Lender (the "Hazardous Materials Indemnity"). Also, in connection with the Existing Loan, PCI executed that certain Unconditional Guaranty of Lease Obligations, dated as of July 22, 1997, in favor of Lender (the "Sublease Guaranty"). The Guaranty Agreement, the Hazardous Materials Indemnity, and the Sublease Guaranty are herein occasionally referred to collectively as the "Indemnities." The Existing Note, the Existing Deed of Trust, the Existing Lease Assignment, the Existing Security Agreement, the Existing Lockbox Agreement, the Indemnities, and any and all other documents evidencing, securing, guarantying, or otherwise relating to the Existing Loan are hereinafter referred to collectively as the "Existing Loan Documents."

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      B. The Existing Loan matured on July 22, 2000, without payment in full by Borrower. On April 19, 2001, the Borrower filed a voluntary petition for protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Mississippi (Southern Division) (the "Bankruptcy Court"), commencing that case styled as In re President Broadwater Hotel, L.L.C., Case No. 01-52168-SEG (the "Bankruptcy Case"). On October 16, 2002, Borrower filed a Debtor's Plan of Reorganization in the Bankruptcy Case (the "Original Plan") and subsequently, on February 28, 2003, filed in the Bankruptcy Case its Modification to Debtor's Plan of Reorganization (the "Plan Modification";
and the Original Plan as modified by the Plan Modification being herein the "Plan"). On May 14, 2003, the Bankruptcy Court entered its Confirmation
Order (the "Confirmation Order") in the Bankruptcy Case confirming the Plan and pursuant to which, among other terms and provisions of the Confirmation Order, the Existing Loan will be amended and restated (as amended and restated, the "Restated Loan") by the execution and delivery of that certain Amended and Restated Promissory Note, dated as of the date hereof executed by Borrower payable to the order of Lender in the original principal amount of $45,429,479.12 (the "Restated Note") and the execution and delivery of documents and instruments amending and restating the other Existing Loan Documents (including, without limitation, this Restated Lockbox Agreement which amends and restated the Existing Lockbox Agreement), and certain other documents, all in accordance with the Plan and Confirmation Order (the Restated Note, this Restated Lockbox Agreement, together with any and all other instruments and agreements now or hereafter evidencing, securing, guarantying, or otherwise relating to the Restated Loan, and all renewals, extensions, consolidations, restatements, and other modifications of the foregoing are herein collectively occasionally referred to as the "Restated Loan Documents").

      Accordingly, this Restated Lockbox Agreement is and shall constitute the amendment and restatement of the Existing Lockbox Agreement required by and to be executed and delivered in accordance with the Plan and Confirmation Order.

      NOW, THEREFORE, in consideration of Ten ($10.00) Dollars, the mutual premises herein contained and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Borrower, Lender and Servicer agree as follows:

1. Establishment of the Accounts.

      (a) Cash Management. As additional security for the Restated Loan and for Borrower's obligations in respect of the Restated Loan and the Property, Lender has required that Borrower enter into certain continuing cash management arrangements with Servicer, pursuant to which all income and proceeds generated or otherwise received from the Property shall be delivered by Borrower or by the tenants at the Property to Servicer for deposit into a cash collateral account (as such account may be renumbered or retitled, the "Lockbox Account") to be maintained in the name of Lender, by Servicer as Lender's agent, at the depository institution approved by Lender, which funds shall be pledged and assigned to Lender as additional collateral for the Loan. As more particularly provided herein, Servicer, as Lender's agent, shall make periodic withdrawals from the Lockbox Account and shall disburse the funds so withdrawn as provided in Section 8, below.

      (b) Lockbox Account; Reserve Account; Revenue Account. Borrower hereby directs, consents to and acknowledges that Servicer has established the Lockbox Account as a separate account in the name of Lender or Lender's designee with Wachovia Bank, N.A., located in Atlanta, Georgia (the "Lockbox Bank"), which account shall be entitled "President Broadwater Hotel, L.L.C., Pledged Collection Account for the benefit of Lehman Brothers Holdings Inc.,

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TriMont Real Estate Advisors, Inc., f/k/a Hatfield Philips, Inc., as Agent",
Account No. 2000140402281. Borrower hereby further directs, consents to and acknowledges that Servicer also has established a reserve account at the Lockbox Bank (as such account may be renumbered or retitled, the "Reserve Account") as a separate account in the name of Lender or Lender's designee, which account shall be entitled "President Broadwater Hotel, L.L.C., Pledged Master Reserve Account for the benefit of Lehman Brothers Holdings Inc., TriMont Real Estate Advisors, Inc., f/k/a Hatfield Philips, Inc., as Agent", Account No. 2000015362061. Borrower hereby further directs, consents to and acknowledges that Servicer also has established a reserve account at The Peoples Bank, Biloxi, Mississippi (the "Borrower Account Bank") (as such account may be renumbered or retitled, the "Revenue Account"; the Lockbox Account, the Reserve Account, and the Revenue Account are collectively referred to as the "Lender Accounts") as a separate account in the name of Lender or Lender's designee, which account shall be entitled "President Broadwater Hotel, L.L.C., Pledged Revenue Account for the benefit of Lehman Brothers Holdings Inc., TriMont Real Estate Advisors, Inc., F/K/A Hatfield Philips, Inc., as Agent", Account No. 155-7511. The Servicer, as Lender's agent and in accordance with the terms of this Agreement, shall have the sole and exclusive dominion and control over the Lockbox Account, the Reserve Account, and the Revenue Account and shall hold amounts deposited in the Lockbox Account, the Reserve Account, and the Revenue Account. Servicer as Lender's designee shall have sole signature authority over the Lockbox Account, the Reserve Account (and the Subaccounts (as defined below) thereunder), and the Revenue Account, and at all times until the Restated Loan is paid in full shall have the sole authority to make withdrawals from the Lockbox Account, the Reserve Account (including the Subaccounts thereunder), and the Revenue Account, subject to the terms and conditions of this Agreement and the other Restated Loan Documents. Neither Borrower nor any other person claiming on behalf of or through Borrower shall, at any time, have any signature authority over the Lockbox Account, the Reserve Account, any of the Subaccounts thereunder, or the Revenue Account, or have any right or authority, whether express or implied, to close or to make use of, or withdraw any amounts at any time and from time to time in the Lockbox Account, the Reserve Account, any of the Subaccounts thereunder, or the Revenue Account. The Lender Accounts shall be assigned Borrower's Federal
Tax Identification Number (i.e.,72-1373738).

      (c) Subaccounts. Servicer shall establish and maintain with respect to the Reserve Account separate ledger entry subaccounts (individually, a "Subaccount" and collectively, the "Subaccounts"; the "Lockbox Account, the Reserve Account, and the Subaccounts are collectively referred to as the "Lender Accounts"), allocating funds in the Reserve Account among the following Subaccounts:

          (i) Real Estate Taxes Reserve Subaccount (the "Tax Subaccount");

          (ii) Insurance Premiums Reserve Subaccount (the "Insurance
Subaccount");

          (iii) Monthly Interest Payment Subaccount (the "Interest Payments Subaccount");

          (iv) Interim Principal Payments Subaccount (the "Principal Payments Subaccount");

          (v) Capital Expenditures and FF&E Reserve Subaccount (the "Capital Expense Subaccount");

          (vi) Supplemental Cash Reserve Subaccount (the "Supplemental

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Reserve Subaccount"); and

          (vii) Tenant Security Deposit and Group Reservation Security Deposit Subaccount (the "Security Deposit Subaccount");

          (viii) Bankruptcy Allowed General Unsecured Class 7 Claims Subaccount (the "Unsecured Claims Subaccount");

          (ix) Bankruptcy Priority Claims Subaccount (the "Priority Claims Subacount"); and

          (x) Bankruptcy Administrative Claims Subaccount (the
"Administrative Claims Subaccount").

      Servicer may elect in Servicer's sole discretion to combine any one or more Lender Accounts into a single Account.

      (d) Disbursement Account.

          (i) INTENTIONALLY OMITTED.
         (ii) Disbursement Account. Borrower has established and shall maintain at the Borrower Account Bank an operating expense disbursement account in the name "President Broadwater Hotel, LLC, Disbursement Account", Account No. 155-620-8 (the "Disbursement Account"; the Lender Accounts and the Disbursement Account are collectively referred to as the "Accounts"), which account shall be used by Borrower for the payment of its Operating Expenses (as defined hereinbelow).

      So long as no Event of Default shall have occurred, Borrower and Servicer shall both have signature authority over the Disbursement Account, but Borrower shall have operational control (but not "control" within the meaning of Section 9-104 of Revised Article 9 of the UCC) over the Disbursement Account and Servicer shall not withdraw funds from the Disbursement Account. Upon the occurrence of an Event of Default, however, all signature authority of Borrower over the Disbursement Account and all rights and authority, whether express or implied, to close or to make use of, or withdraw any amounts at any time and from time to time in the Disbursement Account shall, as between Lender and Servicer, on the one hand, and Borrower, on the other, automatically cease without any necessity of any notice, demand, or other communication from or action by Lender or Servicer. The Disbursement Account shall be assigned Borrower's Federal Tax Identification Number (i.e.,72-1373738).

2. Operating Budget.

      (a) Attached hereto as Exhibit A and made a part hereof, is a budget with respect to the anticipated income and expenses relating to the operation of the Property detailed on a monthly basis through February 29, 2004 (such budget, and any approved revisions, modifications, additions, replacements and substitutions thereof, and any future approved operating budgets for the Property for periods when any sums in respect of the Restated Loan remain outstanding, is herein referred to as the "Operating Budget"). Lender has approved the Operating Budget attached hereto as Exhibit A.

      (b) On or before January 15 of each year during the term of the Restated Loan, Borrower shall submit to Servicer and Lender a proposed operating budget for the next succeeding fiscal year of Borrower, which consists of the twelve (12) month period beginning on March 1 and ending on the last day of February of each year (such twelve month period is hereinafter

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referred to as a "Fiscal Year," and each such proposed operating budget is herein referred to as a "Proposed Operating Budget"). Lender shall not unreasonably withhold its approval of any Proposed Operating Budget. If Lender objects to any item(s) included in a Proposed Operating Budget, then Lender shall, within 15 days following receipt of such Proposed Operating Budget, furnish Borrower with a written statement identifying the items to which it objects and the reasons therefor and the Proposed Operating Budget shall be modified accordingly before becoming the Operating Budget.

      (c) Lender and Borrower agree that all reasonable, ordinary and necessary costs and expenses of owning, operating and managing the Property (the "Operating Expenses") which are anticipated by Borrower to be incurred shall be set forth in each Operating Budget on a monthly basis, and shall include, without limitation, the following costs and expenses: (i) salaries, wages, fringe benefits, payroll taxes and other costs related to employees of Borrower (ii) administrative and general costs and expenses related to the Property, including accounting, legal and other professional fees related to the Property; (iii) repairs, maintenance and alterations, including janitorial and other cleaning expenses; (iv) costs and fees hereunder and accounting, legal and other professional fees of persons who perform services required in connection with the Property (provided, however, if such persons are affiliated with Borrower, such costs and fees shall not exceed market rates); (v) all license fees and advertising costs incurred in respect of the operation of the Property; (vi) insurance costs and expenses in connection with the operation of the Property (except to the extent that the same are to be paid by disbursements from the Insurance Account pursuant to this Agreement); (vii) real and personal property taxes and assessments related to the Property (except to the extent that the same are to be paid by disbursements from the Tax Subaccount pursuant to this Agreement); (viii) charges for utilities servicing the Property; (ix) charges for elevator and HVAC maintenance; (x) water and sewer assessments and charges relating to the Property; (xi) operating expenses in connection with the operation, maintenance and marketing of the hotels located on the Property including consumable items (such as food and beverages, soap, cleaning materials, stationery and other similar items) used in the operation of the hotels which are properly chargeable against income under the Uniform System of Accounts for Hotels as published by the American Hotel Association of the United States and Canada; (xii) any other operating expenses of the Property not specified above but which are included within the calculation of operating expenses (or increases thereto) payable by tenants of the Property under the terms of their leases on a pass-through basis; (xiii) leasing commissions relating to the Property which are not paid pursuant to the "Capital Expense Budget" (as hereinafter defined);
(xiv) obligations payable under leases of personal property assumed by Borrower in connection with the acquisition of the Property, with the approval of Lender, or otherwise approved by Lender, not to exceed amounts for such purpose set forth in the Operating Budget; (xv) such other costs and expenses as Lender may approve.

      (d) The foregoing notwithstanding, Lender acknowledges that certain Operating Expenses may arise which are not set forth in the Operating Budget due to factors such as emergencies, the occurrence of events which were not anticipated at the time the Operating Budget was prepared by Borrower and approved by Lender, increases in Operating Expenses caused by changes in labor rates, utility rates, real estate taxes or other similar matters ("Unbudgeted Expenses"). If Borrower desires to pay any Unbudgeted Expenses, the Borrower shall give a written notice to Lender and Servicer setting forth, in reasonable detail, the nature and amount of such Unbudgeted Expenses. If Lender approves the payment of such Unbudgeted Expenses, which approval shall not be unreasonably withheld, and there are insufficient funds available in the Disbursement Account to pay the same, then Servicer shall disburse

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sufficient additional funds to pay such Unbudgeted Expenses to the
Disbursement Account, provided there are, on the "Monthly Funding Day" (as hereinafter defined), sufficient funds in the Lockbox Account to make such disbursement in addition to disbursements having priority under Section 8, below.

3. Capital Expense Budget. Attached hereto as Exhibit B and made a part hereof, is a budget with respect to the anticipated capital expenses relating to the renovation of the Property detailed on a monthly basis through February 28, 2004 (such budget, and any approved revisions, modifications, additions, replacements and substitutions thereof, and any future approved capital expense budgets for the Property for periods when any sums in respect of the Restated Loan remain outstanding being herein referred to as, the "Capital Expense Budget"). Lender has approved the Capital Expense Budget attached hereto as Exhibit B. At least forty-five
(45) days prior to the expiration of each Fiscal Year during the term of the Restated Loan, Borrower shall submit to Servicer and Lender a proposed capital expense budget for the next succeeding Fiscal Year (each such proposed capital expense budget being herein referred to as a "Proposed Capital Expense Budget"). Lender shall not unreasonably withhold its approval of any Proposed Capital Expense Budget. If Lender objects to any item(s) included in a Proposed Capital Expense Budget, then Lender shall, within 15 days following receipt of such Proposed Capital Expense Budget, furnish Borrower with a written statement identifying the items to which it objects and the reasons therefor and the Proposed Capital Expense Budget shall be modified accordingly before becoming the Capital Expense Budget.

4. Reporting Requirements. Borrower and Servicer shall periodically share information concerning income and expenses such that, within fifteen (15) days after the end of each calendar month, a cash basis operating statement for the Property may be produced by Borrower detailing all income from or in respect of the Property, including, without limitation, rental revenues, CAM, operating expense escalation reimbursements, tax refunds and insurance recoveries (such amounts being herein collectively referred to as "Gross Income"), and all Operating Expenses, for the preceding calendar month. Servicer shall direct duplicate copies of all monthly statements of account received from the depository institutions in which the Lender Accounts are maintained to be contemporaneously sent to Borrower and shall provide or shall cause the depository institution maintaining the Lockbox Account to provide Borrower with a record of deposits into and withdrawals from the Lockbox Account no less frequently than weekly. Each monthly statement detailing Gross Income and Operating Expenses shall be certified by Borrower on-site property manager as being true, correct and complete in all material respects. The reporting requirements set forth in this Section shall be in addition to any reporting requirements set forth elsewhere in the Restated Loan Documents. In the event that aggregate Operating Expenses actually incurred, as shown on any such monthly operating statement, are less than the aggregate Operating Expenses shown on the Operating Budget for the calendar month in question and such decrease in Expenses is not attributable to a deferral or delay of such Expense, Servicer shall upon written instruction from Lender, who shall act reasonably in this regard, reduce the next monthly disbursement from the Lockbox Account into the Disbursement Account by the amount by which such budgeted Operating Expenses exceed such actual Operating Expenses.

5. Notices to Tenants. Contemporaneously with the execution and delivery hereof, Borrower and any manager of the Property are executing and delivering notices to each of the tenants at the Property directing the tenants to make rent payments payable to Servicer as agent for Lender and to deliver rent payments to the post office box specified as the Lockbox Address on Exhibit C hereto for deposit into the Lockbox Account, which notices shall be in the

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form annexed hereto as Exhibit D (the "Tenant Letters"). Rental invoices and other correspondence from Borrower or the manager of the Property to tenants shall direct the tenants to pay rent and other charges as specified in the Tenant Letters. All leases entered into after the date hereof shall provide for the payment of rent in accordance with this Section. The instructions to tenants at the Property to pay all rent and other charges as specified in the Tenant Letters shall be irrevocable, except by written direction of Lender, which written direction shall be provided by Lender upon payment of the Restated Loan in full.

6. Gross Income Deposits to the Lockbox Account. For so long as any sums in respect of the Restated Loan remain outstanding, any Gross Income received by Borrower or any manager of the Property and which is not remitted by third parties directly into the Lockbox Account shall be deposited by Borrower, no later than the first business day after receipt by Borrower, into the Revenue Account. Lender shall periodically transfer funds from the Revenue Account (in excess of any minimum balance required by the Borrower Account Bank to be maintained in the Revenue Account) into the Lockbox Account, on a daily basis or on such other frequency as Lender, from time to time, may select. In addition, Borrower shall execute letters in the form of that attached hereto as Exhibit E in order to cause any and all entities that sponsor and/or process credit card payments for Borrower to pay any and all amounts (otherwise payable to Borrower) directly to the Lockbox Account. Borrower may elect to deposit additional sums into the Lockbox Account at any time, which additional deposits shall be treated as Gross Income for all purposes under this Restated Lockbox Agreement; provided, however, prior to making any such additional deposit, Borrower shall notify Lender and Servicer of its intention to make such deposit, the amount thereof and the date on which such deposit shall be made.

7. Initial Deposits to Accounts. On the date hereof, Borrower, pursuant to the Plan and the Confirmation Order, will cause to be delivered to Servicer for deposit into the Accounts by federal wire transfer of funds the aggregate amount of $1,530,590.00 (the "Initial Deposit") for allocation among the Lender Accounts as follows: (a) $ -0- to be used for the minimum account balance to be maintained in the Lockbox Account (the "Lockbox Account Minimum Balance"); (b) $-0- to be used for the minimum account balance to be maintained in the Reserve Account (the "Reserve Account Minimum Balance"); (c) $611,429.00 to the Unsecured Claims Reserve; (d) $53,906.00 to the Priority Claims Reserve; (e) $350,000.00 to the Administrative Claims Reserve; (f) INTENTIONALLY OMITTED; (g) $41,583.00 to the Insurance Reserve as one-twelfth of Borrower's annual insurance premiums; (h) $200,000.00 to the Capital Expense Reserve; (i) $88,454.00 to the Security Deposit Reserve; and (j) $185,218.00 to the Tax Subaccount. In addition, on the date hereof, Borrower, pursuant to the Plan and to the Confirmation Order, shall have caused to be deposited into its Disbursement Account the sum of $885,000.00 (the "Operating Expense Reserve") which shall be used by Borrower for the payment of Operating Expenses. Unless otherwise agreed to by Lender in its sole and absolute discretion, in no event shall the balance in the Lockbox Account at any time be less than the Lockbox Account Minimum Balance, in no event shall the balance in the Reserve Account at any time be less than the Reserve Account Minimum Balance, and neither Lender nor Servicer shall have any obligation to cause the Deposit Bank to disburse any funds in the Lockbox Account, if after such disbursement, the balance in the Lockbox Account would be less than the Minimum Balance. If Lender permits sums in the Lockbox Account to be used so as to reduce the balance in the Lockbox Account below the Minimum Balance (which Lender shall have no obligation to do), Borrower shall restore the balance in the Lockbox Account to at least the Minimum Balance within one Business Day of written demand therefor by Lender.

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8. Monthly Disbursements from the Lockbox Account.

      (a) For so long as any sums in respect of the Restated Loan remain outstanding, Servicer, as Lender's agent, shall have sole and exclusive dominion and control over the Lockbox Account, all funds held therein and all proceeds thereof for the purposes herein provided, until disbursed in accordance with this Section. Until Lender notifies Servicer that a default exists under the Loan Documents for which no right of cure was provided or which was not cured within the applicable cure period (an "Uncured Default"), on the fifteenth (15th) day of June, 2003, and thereafter on the fifteenth (15th) calendar day of each calendar month (or, if any such fifteenth (15th) calendar day is not a business day, the first business day thereafter; each such day, as applicable, being herein referred to as a "Monthly Funding Day"), Servicer shall make disbursements based upon the entire balance in the Lockbox Account (less the greater of $2,000.00 or any minimum account balance then required by the Lockbox Bank to be maintained in the Lockbox Account) in the following manner and order of priority:

          (i) First, the balance, if any, to Lender, to the extent of any unpaid reimbursable costs and expenses incurred by Lender on Borrower's behalf or in the enforcement of Lender's rights under the Restated Loan Documents following a default thereunder and the expiration of any applicable notice or cure period, with respect to which costs and expenses Lender shall advise Borrower no later than five (5) business days prior to the last business day of any given month (and, to the extent any such notice is given after such day, such amount shall be payable in the following month);

          (ii) next, the balance, if any, to fund the Disbursement Account to be maintained by Borrower pursuant to Section 9, below, in accordance with the Operating Budget, subject to adjustment as provided in the last sentence of Section 4, above, provided, however, that no disbursement shall be made to the Disbursement Account until Borrower has depleted the Operating Expense Reserve to the lesser of $5,000.00 or the minimum balance which Borrower is required to maintain in the Disbursement Account under the terms of its account agreement with the Borrower Account Bank;

         (iii) next, to fund the real estate tax impound account (i.e., the Tax Subaccount) established pursuant to Section 1.6 of that certain Amended and Restated Deed of Trust, Security Agreement and Fixture Filing, dated as of the date hereof, executed by Borrower in favor of Stephen W. Rosenblatt, Esq., as Trustee, for the benefit of Lender and to be recorded on or about the date hereof in the Office of the Chancery Clerk, Second Judicial District, Harrison County, Mississippi (the "Restated Deed of Trust") from which amounts shall be disbursed by Servicer in accordance with the terms of the Restated Deed of Trust;

          (iv) next, to fund the Security Deposit Account to the extent that Borrower has received in the immediately preceding calendar month security deposits from space tenants under commercial leases or from lessees of boat slips in the Broadwater Beach Resort Marina or group reservation security deposits;

          (v) next, to fund the insurance impound account (i.e., the Insurance Subaccount) established pursuant to Section 1.6 of the Restated Deed of Trust, from which amounts shall be disbursed by Servicer in accordance with the terms of the Restated Deed of Trust;

          (vi) next, if the balance on deposit in the Capital Expense Subaccount on such Monthly Funding Date is less than $200,000.00, then the balance, if any, to fund the Capital Expense Subaccount in the amount

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necessary to restore the balance in such Capital Expense Subaccount to an amount equal to $200,000.00;

          (vii) next, to fund the Interest Payments Subaccount in an amount equal to the amount of any interest payment which is then due and payable with respect to the Restated Note;

          (viii) next, to fund the Principal Payments Subaccount in an amount equal to the amount of any Priority Expense Reduction Principal Payment (as defined in Section 2.02(b) of the Restated Note, which definition is incorporated herein by this reference) which is then due and payable with respect to the Restated Note;

          (ix) next, to fund the Principal Payments Subaccount in an amount equal to the amount of any Administrative Expense Reduction Principal Payment (as defined in Section 2.02(c) of the Restated Note, which definition is incorporated herein by this reference) which is then due and payable with respect to the Restated Note;

          (x) next, if the balance on deposit in the Supplemental Reserve Subaccount on such Monthly Funding Date is less than $1,000,000.00, then the balance, if any, to fund the Supplemental Reserve Subaccount in the amount necessary to increase the balance in such Supplemental Reserve Subaccount up to but not in excess of $1,000,000.00; and

          (xi) lastly, any funds then remaining in the Lockbox Account and not required to be disbursed pursuant to any of Sections 8(a)(i) through 8(a)(x), above, shall be disbursed to Borrower for use by Borrower in connection with Borrower's development of the Property under the Destination Broadwater Project (as referenced in Section 2.5 of the Plan) or for any other purpose related to the Property, Borrower hereby covenanting and agreeing that Borrower shall not under any circumstances, either directly or indirectly fund distributions to any of its members from any sum received by Borrower pursuant to this Section 8(l), that any breach of this covenant and agreement by Borrower shall constitute a material breach and default by Borrower under this Restated Lockbox Agreement as to which Borrower shall not be entitled to any grace period or to any notice and cure period, and that such default hereunder shall constitute an Event of Default under the Restated Deed of Trust and under the other Restated Loan Documents.

      (b) Notwithstanding the foregoing Section 8(a), all proceeds of a sale or refinancing of the Property shall be applied first to reduction of the Restated Loan, all casualty or condemnation proceeds shall be applied as provided in the Restated Deed of Trust, and any other extraordinary income shall be applied first as provided in the Restated Loan Documents other than this Restated Lockbox Agreement, if specific provision therefor is made.

      (c) Borrower acknowledges and agrees that, if Borrower is required by the Bankruptcy Court to deposit any funds ("Adequate Assurance Funds") with Lender, Servicer, the Bankruptcy Court, or otherwise, in order to provide adequate assurance in compliance with Section 6.4(a) of the Plan, such Adequate Assurance Funds shall be excluded in determining for purposes of
Section 8(a)(x), above, the amount of undisbursed funds then allocated to the Supplemental Reserve Subaccount at any time regardless of who may hold such Adequate Assurance Funds and regardless of whether such Adequate Assurance Funds are actually held in the Reserve Account and/or are allocated to the Supplemental Reserve Subaccount.

      (d) If on any Monthly Funding Date there are insufficient funds in the Lockbox Account to fully fund all of the amounts described in Section 8(a)(i)

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
through 8(a)(ix), then Servicer shall apply funds then held by it in the Supplemental Reserve Subaccount as and to the extent necessary to fully fund all of the amounts described in Section 8(a)(i) through 8(a)(ix), provided, however, that Borrower hereby acknowledges and agrees that, in the event of any insufficiency of funds in the Lockbox Account and/or in the Supplemental Reserve Subaccount such that Servicer is not able to fully fund all of the amounts described in Section 8(a)(i) through 8(a)(ix), neither Lender nor Servicer shall have any obligation to advance any of their own funds as an additional loan advance or as a protective advance, or otherwise.

      (e) If Borrower fails to so pay any of the Operating Expense which are Essential Costs (defined as utility costs, ground lease payments or any other costs which Lender determines in the exercise of its sole and absolute discretion are necessary for the operation of the Property or for the protection of the value thereof), Servicer may, at any time, pay the same out of funds in the Lockbox Account or the Reserve Account or any Subaccount therein, and Borrower shall immediately upon notice thereof from Lender or Servicer deposit such amount into the Lockbox Account, or pay directly to the Servicer for allocation to an Account designated by Borrower. Any amount advanced by Lender pursuant to the immediately preceding sentence and/or other advance permitted to be made or authorized by the Restated Loan Documents for the maintenance or preservation of the Property, until repaid in full, shall be deemed a protective advance (collectively, "Protective Advances") and shall be secured by the Loan Documents. Immediately upon Servicer's request therefor, Borrower shall provide Servicer all such supporting information (including copies of actual bills) required by Servicer to make such Protective Advances.

      (f) Notwithstanding anything set forth in this Restated Lockbox Agreement to the contrary, upon the occurrence of any Event of Default (as defined in the Restated Deed of Trust, which definition is incorporated herein by this reference) Lender or Servicer may apply sums then present in the Lockbox Account, or any other Account and all sums thereafter deposited into or otherwise credited to the Lockbox Account or any Account to the payment of the Obligations or any other sums payable pursuant to this Restated Lockbox Agreement or the other Restated Loan Documents in such order, proportion and priority as Lender may determine in its sole and absolute discretion. Lender's right to withdraw and apply amounts in the Lockbox Account or any other Account shall be in addition to all other rights and remedies provided to Lender under this Agreement, the other Restated Loan Documents, and at law or in equity. Neither Lender nor Servicer has any obligation to use any such amounts to pay Operating Expenses (other than the obligation to fund Operating Expenses in accordance with this Restated Lockbox Agreement).

9. Disbursement Account. Borrower has established, and shall maintain until such time as the Restated Loan has been repaid in full, the Disbursement Account at the Borrower Account Bank. Borrower shall utilize funds deposited into the Disbursement Account pursuant to Section 8(a)(ii), above, for the payment of Operating Expenses; provided, however, except for approved Unbudgeted Expenses, Borrower shall not make disbursements from the Disbursement Account for the payment of Operating Expenses which are in excess of the aggregate amounts specified in the Operating Budget or more than 10% in excess of the aggregate amount specified in the Operating Budget without the prior written authorization of Lender or Servicer, not to be unreasonably withheld. Contemporaneously herewith, Borrower is causing to be deposited into its Disbursement Account the sum of $885,000.00 (i.e., the Operating Expense Reserve) as the initial deposit into the Disbursement Account. Further deposits into such Account shall be made in accordance with
Section 8(a)(ii), above.

10. Capital Expense Subaccount. Contemporaneously with the execution and delivery of this Restated Lockbox Agreement, Servicer shall establish the Capital Expense Subaccount as a ledger entry Subaccount under the Reserve Account at the Lockbox Bank, as an Account for the payment of the capital expenditures and related expenses (including, without limitation, as shown on the Capital Expense Budget (collectively, "Capital Expense Items"). Contemporaneously herewith, Borrower is causing to be delivered to Servicer the sum of $200,000.00 as the initial deposit into the Capital Expense Subaccount Account. Further deposits into such account shall be made in accordance with Section 8(a)(vi), above. So long as no Uncured Default exists under the Restated Loan Documents, all sums in the Capital Expense Subaccount shall be held in the Capital Expense Subaccount to pay the Capital Expense Items as set forth in the Capital Expense Budget, and shall be disbursed by Servicer in accordance with the conditions, procedures, and provisions set forth in Section D-2 of the Restated Deed of Trust.

11. Security Deposit Subaccount.

      (a) Contemporaneously herewith, Borrower is delivering to Servicer the sum of $88,454.00 representing the aggregate liability of Borrower on the date hereof for security deposits made by tenants at the Property in accordance with the terms of their leases. Contemporaneously with the execution and delivery of this Agreement, Servicer shall establish the Security Deposit Subaccount as a ledger entry Subaccount under the Reserve Account at the Lockbox Bank, as an Account into which Servicer shall deposit such sum delivered by Borrower. So long as no Uncured Default exists under the Loan Documents, all sums in the Security Deposit Subaccount shall be held by Lender in such Security Deposit Subaccount to pay Borrower's liability for the refund of tenant security deposits which have been deposited in the Security Deposit Subaccount or to pay Borrower to the extent Borrower is then entitled to retain any portion of such tenant security deposits pursuant to the terms of the tenant leases. Servicer shall disburse to Borrower, within ten (10) business days after receipt by Servicer of a written request for disbursement of sums on deposit in the Security Deposit Subaccount, together with such other documentation and supporting information as shall be necessary or appropriate to evaluate such request for disbursement or as may reasonably be requested by Lender or Servicer, the amount requested, or such lesser amount as Lender or Servicer shall reasonably approve.

      (b) In making any payment from the Security Deposit Subaccount, Servicer shall be entitled to rely on the request for disbursement and upon the other supporting information provided with the request without any inquiry into the accuracy thereof; provided, however, if Lender or Servicer determines in its sole discretion that there is a dispute between Borrower and any tenant or group regarding the proper application of the requested disbursement from the Security Deposit Subaccount, Servicer may decline to make such disbursement until the dispute has been resolved to the satisfaction of Lender. Borrower shall deliver any and all additional security deposits received with respect to any tenancy or any group reservation at the Property promptly to Servicer for deposit directly into the Reserve Account (no security deposit identified as such by Borrower to Servicer shall be required to be deposited first into the Lockbox Account) and allocation to the Security Deposit Subaccount.

12. Other Subaccounts. Contemporaneously with the execution and delivery of this Restated Lockbox Agreement, Servicer shall establish the Unsecured Claims Subaccount, the Priority Claims Subaccount, the Administrative Claims Subaccount, the Supplemental Reserve Subaccount, the Interest Payment Subaccount, and the Principal Payments Subaccount each as a ledger entry Subaccount under the Reserve Account at the Lockbox Bank. No more frequently than once a week, Borrower may deliver to Servicer written request for Servicer to pay any claims ("Priority Claims") of any claimants identified on Exhibit F attached hereto in amounts not in excess of the amounts set forth on said Exhibit F, any claims ("Administrative Claims") of claimants set forth on Exhibit G attached hereto in amounts not in excess of the amounts set forth on said Exhibit G, and/or claims ("Unsecured Claims") of claimants set forth on Exhibit H attached hereto in amounts not in excess of the amounts set forth on said Exhibit H. Any such request shall include for each Priority Claim, each Administrative Claim, and each Unsecured Claim a copy of an order of the Bankruptcy Court approving such claim, the name, address, and payment amount for each claimant for whom payment is requested. Servicer, within five (5) business days after receipt of any such request for such disbursement from the Priority Claims Subaccount, the Administrative Claims Subaccount, and/or the Unsecured Claims Subaccount shall remit payment directly to the subject claimants.

13. Supplemental Reserve Subaccount. Contemporaneously with the execution and delivery of this Restated Lockbox Agreement, Servicer shall establish the Supplemental Reserve Subaccount as a ledger entry Subaccount under the Reserve Account at the Lockbox Bank. The Supplemental Reserve Subaccount shall be funded pursuant to Section 8(a)(x), and funds in the Supplemental Reserve Subaccount shall be used for the purposes set forth in Section 8(d), above.

14. Interest Payment Subaccount/ Principal Payments Subaccount. Contemporaneously with the execution and delivery of this Restated Lockbox Agreement, Servicer shall establish the Interest Payment Subaccount and the Principal Payments Subaccount each as a ledger entry Subaccount under the Reserve Account at the Lockbox Bank. The Interest Payment Subaccount and the Principal Payments Subaccount shall be funded pursuant to Section 8(a)(vii) and (viii), above, and funds in the Interest Payment Subaccount and the Principal Payments Subaccount shall be remitted to Lender (if any interest payment or any interim principal payment (i.e., any Priority Expense Reduction Principal Payment or any Administrative Expense Reduction Principal Payment, as said two terms are defined in the Restated Note) is then due and payable under the Restated Note, as the case may be).

15. Interest on Lender Accounts.

      (a) Notwithstanding anything to the contrary in this Restated Lockbox Agreement or the other Restated Loan Documents, so long as Uncured Default exists under the Restated Loan Documents, the Lockbox Account, the Reserve Account, and the Revenue Account shall be interest-bearing accounts. The type of interest bearing account and/or the investments into which such funds are placed shall be as determined by Lender, in Lender's sole discretion. Borrower acknowledges, however, that the Lockbox Account may consist of two related accounts, one non-interest bearing account for receipt of deposits and one interest bearing account into which the deposit account is periodically swept. Borrower shall be entitled to receive the benefit of interest income on such funds, in that such interest income shall be added to and shall become part of each such Account, provided that all such interest income shall be reported for federal and, if applicable, state income tax purposes as income of, and taxable to, Borrower.

      (b) Borrower hereby authorizes Lender and Servicer to provide Borrower's federal taxpayer identification number (72-1373738) to the Lockbox Bank which holds the Lockbox Account and the Reserve Account, to the Borrower Account Bank which holds the Revenue Account, and to the appropriate federal and state agencies, and Borrower agrees that it will execute, promptly after request from time to time by Lender or Servicer, such instruments as may be necessary to facilitate the reporting of such interest income consistent with the foregoing provisions. Servicer will prepare or cause to be prepared all such federal and state forms as may be necessary to properly report such interest, for federal and, if applicable, state income tax purposes, as income of Borrower, when Lender Accounts are established in the name of Lender by Servicer as Lender's agent. Lender and Servicer shall have no liability to Borrower for any losses which may be incurred as a result of the investment of any of the deposits in any of the foregoing Lender Accounts.

      (c) The powers conferred on Lender and Servicer hereunder with respect to such Lender Accounts are solely to protect Lender's interest in the funds in such Lender Accounts. Except for disbursement of funds as and when required under this Restated Lockbox Agreement, the safe custody of any such funds in its possession and the accounting for monies actually received by Lender or Servicer, Lender shall be deemed to have exercised reasonable care in the custody and preservation of such funds in its possession if Lender and Servicer accord such funds treatments substantially equal to that which Lender and Servicer accord other collateral of the same type in their possession, it being understood that Lender or Servicer, by way of illustration only, shall have no responsibility or liability for (a) taking any steps necessary to preserve rights against other parties with respect to such funds, or (b) the collection of any such funds, or (c) any invalidity, lack of value or uncollectability of any of such investments.

16. Lender's Rights With Respect to Accounts.

      (a) The Lender Accounts maintained on Lender's behalf by Servicer shall not, unless otherwise explicitly required by applicable law, be deemed to be trust funds and at Lender's option and in Lender's sole discretion may either be maintained on Lender's behalf by Servicer in separate accounts or be commingled. Interest shall accrue to the benefit of Borrower on the funds contained in the Lender Accounts maintained on Lender's behalf by Servicer in accordance with and subject to the provisions of Section 15, above. The Lender Accounts are solely for the protection of Lender and entail no responsibility on Lender's or Servicer's part beyond the making of disbursements in accordance with the terms hereof and beyond the allowing of due credit for the sums actually received. Upon assignment of the Restated Loan Documents by Lender, any funds in the Lender Accounts maintained on Lender's behalf by Servicer shall, at the election of Lender, be turned over to the assignee to be handled in accordance with the provisions of this Restated Lockbox Agreement, and any responsibility of Lender, as assignor, or Servicer with respect thereto shall terminate.

      (b) If there is an Uncured Default under the Restated Loan Documents, Lender may, but shall not be obligated to, apply at any time the balance then remaining in the Accounts against the indebtedness secured hereby in whatever order Lender shall subjectively determine; provided, however, the balance in the Security Deposit Subaccount shall not be applied against such indebtedness, except to the extent, if any, that Borrower would otherwise be entitled to retain any portion of any tenant security deposit or any group reservation security deposit pursuant to the terms of the tenant leases or the group reservation agreement, as applicable. No such application of the Accounts shall be deemed to cure any default hereunder. The existence of the Accounts shall not, under any circumstances, relieve Borrower from any of its obligations under the Loan Documents, including any obligation to make any payment for which funds in the Accounts (which are available under the terms hereof) are insufficient. Upon full payment of the Restated Loan and all other amounts due under the Restated Loan Documents or at such earlier time as Lender may elect, the balance of the Accounts then in Lender's possession shall be paid over to Borrower and no other party shall have any right or claim thereto.
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
17.  Security Interest.

      (a) As additional security for the Restated Loan and the other indebtedness evidenced and secured by the Restated Loan Documents, Borrower hereby pledges, assigns and grants to Lender a lien and security interest in and to all of Borrower's right, title and interest in and to the Lockbox Account, the Reserve Account (and the Subaccounts thereunder), the Revenue Account, and the Disbursement Account and all funds on deposit or held therein from time to time and all proceeds thereof, provided, however, that the Lender's security interest in the Security Deposit Subaccount is subject to the rights of tenants with respect to tenant security deposits and to the rights of prospective guests of the Property with respect to group reservation security deposits.

      (b) Borrower acknowledges that Servicer, as bailee for Lender, has possession of the Lender Accounts, and that Lender's security interest in the Lender Accounts (other than the Revenue Account) is perfected by Lender's control (as such term is used in Section 9-102 of Revised Article 9 of the UCC) of such Accounts pursuant to that certain Deposit Account Control Agreement, dated as of the date hereof, executed by Borrower, Servicer, the Lockbox Bank, and Lender related to such Lender Accounts, that Lender's security interest in the Revenue Account and the Disbursement Account is perfected by Lender's control (as such term is used in Section 9-102 of Revised Article 9 of the UCC) of such Accounts pursuant to that certain Deposit Account Control Agreement, dated as of the date hereof, executed by Borrower, Servicer, the Borrower Account Bank, and Lender related to such Accounts.

      (c) Borrower and Servicer agree to execute and deliver on demand any and all documentation requested by Lender to further evidence or further perfect Lender's security interests in the Accounts, including, without limitation, uniform commercial code financing statements and bailee agreements. Borrower hereby irrevocably constitutes and appoints Lender as its attorney-in-fact, with full power of substitution and transfer, to execute and deliver any and all such documentation. The power of attorney hereby granted shall be coupled with an interest and irrevocable. This Agreement shall constitute a security agreement under the Uniform Commercial Code (the "UCC") as enacted in the State of Mississippi and in each state where the Accounts are located, and upon a default under the Restated Loan Documents which is not cured within any applicable grace or cure period, Lender may exercise any or all of the remedies available at law or in equity, including, without limitation, the remedies specified in this Restated Lockbox Agreement and the remedies available to a secured party following default as specified in the UCC as enacted in the State of Mississippi and in each state where any of the Accounts is located.

18. Remedies Not Exclusive. The rights and remedies herein conferred upon or reserved to Lender are not intended to be exclusive of any other right or remedy which Lender may be entitled to exercise against Borrower, and each and every such right and remedy shall be cumulative, and shall be in addition to every other right or remedy now or hereafter existing under the Restated Loan Documents, at law or in equity. No delay or omission of Lender to exercise any right or power it may have shall impair such right or power, or shall be construed to be a waiver of such right or power. The resort to any remedy hereunder shall not prevent the concurrent or subsequent exercise of any other appropriate remedy Lender may have.

19. Power of Attorney. Borrower hereby irrevocably constitutes and appoints Servicer, on behalf of Lender, as Borrower's attorney-in-fact, with full power of substitution and transfer, to demand and receive any and all proceeds of

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
the Accounts, and to endorse in the name of Borrower any and all checks or other documents or instruments constituting Gross Income made payable to Borrower. The power of attorney hereby granted shall be coupled with an interest and shall be irrevocable until repayment of the Restated Loan and all other amounts due under the Restated Loan Documents in full.

20. Risk of Loss. Any misapplication, conversion or loss of funds by Servicer in any of the Lender Accounts maintained by Servicer shall be for the account of Lender, and Lender shall bear the risk of any such loss including, without limitation, any such loss occasioned by reason of Servicer's bankruptcy or insolvency.

21. Governing Law. Borrower and Lender hereby agree that this Restated Lockbox Agreement shall be interpreted, construed and enforced according to the substantive laws of the State of Mississippi without giving effect to its principles of choice of law or conflicts of law, except that the laws of the states where the Accounts are located shall govern to the minimum extent required by the laws of such states as to the creation, priority and enforcement of security interests in Accounts located in such states. Should any obligation or remedy under this Restated Lockbox Agreement be invalid or unenforceable pursuant to the laws provided herein to govern, the laws of the other state referred to hereinabove or of another state whose laws can validate and apply thereto shall govern.

22. Successors and Assigns. This Restated Lockbox Agreement shall be binding upon, and shall inure to the benefit of, the parties' respective successors and assigns, except that Servicer shall not transfer, assign, encumber or pledge any sums in Servicer's custody hereunder, and any such purported transfer, assignment, encumbrance or pledge shall be void ab initio, except that Servicer may transfer any such sums to a wholly-owned subsidiary of or successor by merger to Servicer, or to an entity controlling, controlled by or under common control with Servicer.

23. Amendments in Writing. This Restated Lockbox Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

24. Termination. This Restated Lockbox Agreement may be terminated by Lender at any time upon thirty (30) days prior notice to Servicer and Borrower. Upon termination of this Agreement, the funds on deposit in the Tax and Insurance Account shall be retained by Lender for the purposes specified in
Section 1.6 of the Restated Deed of Trust and the funds on deposit in the remaining Lender Accounts maintained by Servicer shall, at Lender's election, either be delivered to a successor-servicer selected by Lender (which shall hold and disburse such funds in accordance with the terms of this Restated Lockbox Agreement) or shall be delivered to Borrower.

25. Personal Liability. Notwithstanding anything to the contrary contained in this Restated Lockbox Agreement, the liability of Borrower and its general partners for the performance of the agreements, covenants and other obligations contained herein and in the Restated Loan Documents shall be limited as set forth in Section 2.07 of the Restated Note.
26. Counterparts. This Restated Lockbox Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.

27. Amendment and Restatement. This Restated Lockbox Agreement constitutes an amendment and restatement of the Existing Lockbox agreement in its entirety. This Restated Lockbox Agreement is executed and delivered pursuant to the Plan and the Confirmation Order, and the Plan and the Confirmation Order are incorporated into this Restated Lockbox Agreement with the same force and effect as if the provisions of the Plan and the Confirmation Order were set forth verbatim herein, including, without limitation, all terms and provisions of the Plan and the Confirmation Order pursuant to which Borrower waives future rights under the United States Bankruptcy Code.

28. Servicer.

      (a) Borrower acknowledges and agrees that Servicer is acting solely as Lender's agent and Servicer owes no duties or obligations to Borrower of any kind (except for Servicer's obligations under this Agreement, so long as Servicer is acting as Lender's agent). Lender may replace or remove Servicer at any time in Lender's sole discretion by written notice to Borrower, and Lender may also elect in Lender's sole discretion to act as its own servicer by written notice to Borrower, in which case all references to "Servicer" shall be deemed to be references to "Lender."

      (b) Borrower acknowledges and agrees that Lender may delegate all or any portion of Lender's rights and responsibilities under this Restated Lockbox Agreement and the Restated Loan Documents to the Servicer. Unless and until notified to the contrary in writing by Lender, Borrower shall be entitled to assume that Servicer is authorized to act on behalf of Lender pursuant to this Restated Lockbox Agreement and Borrower may rely on all action or inaction taken by the Servicer pursuant to this Restated Lockbox Agreement and the other Restated Loan Documents, and such action or inaction shall be binding on Borrower and Lender to the same extent as if taken by Lender. Lender reserves the absolute right, in Lender's sole discretion, to restrict or eliminate the authority of Servicer to act on behalf of Lender pursuant this Restated Lockbox Agreement and/or to remove the Servicer at any time from time to time and replace the Servicer with any person Lender deems appropriate in Lender's sole discretion; provided, however, Lender shall have no obligation to replace the Servicer upon such removal.

               [BALANCE OF PAGE IS INTENTIONALLY LEFT BLANK.]

      IN WITNESS WHEREOF, Borrower, Lender and Servicer have executed this Agreement under seal as of the day and year first above written.

                                    BORROWER:

                                    PRESIDENT BROADWATER HOTEL, L.L.C.,
                   a Mississippi limited liability company

                                    By:  Broadwater Hotel, Inc., a Mississippi
                                         corporation, as manager

                                    By: /s/ John S. Aylsworth

                                    Name: John S. Aylsworth

                                    (CORPORATE SEAL)



                                    LENDER:

                                    LEHMAN BROTHERS HOLDINGS INC.,
                                    a Delaware corporation

                                    By: /s/ David S. Broderick

                                    Name: David S. Broderick

                                    Title: Authorized Signatory

                                    (CORPORATE SEAL)





                                    SERVICER:

                                    TRIMONT REAL ESTATE ADVISORS, INC.,
                                     a Georgia corporation

                                    Name: /s/ Brian Pittard

                                    Title: Authorized Signatory

                                           (CORPORATE SEAL)